

FUELTECH
Technologies for clean air & pure water

Technologies for Clean Air & Pure Water

Investor Presentation

May 2025

Safe Harbor

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech's current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "estimate," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, contracts being awarded to competitors offering different or lower-priced technologies, projects being suspended, delayed or cancelled and other risks discussed in Fuel Tech's Annual Report on Form 10-K in Item 1A under the caption "Risk Factors," and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech's actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech's filings with the Securities and Exchange Commission.

Fuel Tech: At a Glance

THREE DISTINCT OPERATING PLATFORMS

- **Air Pollution Control**
- **FUEL CHEM® / Chemical Technologies**
- **DGI® Dissolved Gas Infusion**

30+ YEAR HISTORY OF SERVICE & ACCOUNTABILITY



- **Emissions control solutions installed in 27 countries with offices in the U.S. & Europe**
- **1,300+ installations across 4 continents**
- **180,500 MW**

STRONG FINANCIAL PROFILE

Expect >$30 MM of Total Revenue in 2025

~20% Increase from 2024

$31.2 MM [(1)]

Cash & Investments

$0 Long-term Debt [(1)]

$10.3 MM Backlog [(1)]

Highest since 2022

(1) as of March 31, 2025

Investment Thesis

- Established provider of solutions for emissions control and water treatment in industrial and utility applications.
- Strong financial position allows for the strategic deployment of capital in areas that deliver best potential ROI.
- Leveraging lean SG&A structure to generate improved profitability.
- Global leader in nitrogen oxide (NO_x) reduction technologies; also address SO_3, ABS, PM2.5, and CO_2.
- Capturing APC and FUEL CHEM® growth opportunities; increasing global power generation demand provides additional upside potential.
- DGI® Dissolved Gas Infusion technology business segment targeting large addressable markets for water and wastewater treatment.

Financial Highlights ($ in MMs, except book value per share)

REVENUES



$5.0
$6.4
$25.1
>$30
Q1 2024
Q1 2025
FY 2024
FY 2025 (E)

GROSS MARGIN



42%
43%
42%
46%
Q2 2024
Q3 2024
Q4 2024
Q1 2025

SG&A



$3.3
$3.3
$13.8
modestly >$13.8
Q1 2024
Q1 2025
FY 2024
FY 2025 (E)

CASH / EQUIVALENTS / INVESTMENTS



$33.4
$29.6
$31.2
FY 2023
FY 2024
3/31/2025

BOOK VALUE PER SHARE



$1.44
$1.37
$1.35
FY 2023
FY 2024
3/31/2025

BACKLOG



$4.3
$6.4
$6.2
$10.3
Q2 2024
Q3 2024
Q4 2024
Q1 2025

Emissions Control: Diverse, Customizable, & Low Cap-ex Solutions



ULTRA™
AIG
Static Mixer
GSG™
Re-Heater
Super Heater
SNCR
NOxOUT
HERT™
TIFI
OFA
LNB
ASCR™
&
SCR
Services
Stack
Wet FGD
Baghouse
Dry FGD
ESP
Steam Turbine
Air Pre-Heater
Modeling Services

- **SNCR:** Selective Non–Catalytic Reduction
- **ASCR®:** Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
- **AIG:** Ammonia Injection Grid
- **GSG™:** Graduated Straightening Grid
- **HERT™:** High Energy Reagent Technology™
- **NO_xOUT®:** SNCR using high momentum injectors
- **ULTRA®:** Safe Ammonia Generation System
- **SCR:** Selective Catalytic Reduction
- **SCR Services:** Optimizing process design, catalyst selection, improving the overall performance of SCR
- **Static Mixer:** Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG
- **GSG Graduated Straightening Grid:** Proprietary Static Mixer
- **TIFI® Targeted In–Furnace Injection™:** Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
- **ESP:** Electrostatic precipitator for PM control
- **Redox:** Redox additives for mercury control in Wet Flue Gas De-Sulfurization (FGD) scrubber
- **Flue Gas Conditioning:** Chemical injection of sulfur trioxide and ammonia to improve ESP performance

Computational Fluid Dynamics

Custom Process Modeling Used to Support Customer Applications

- **Proprietary Software with Strong IP Protection**
  - Patented Technology
  - Provides an intuitive interaction between the Models and Design Engineers
- **Computational Fluid Dynamics (CFD) Model**
  - Customized for each boiler
  - 800+ models created
- **Chemical Kinetics Code**
  - Predicts chemical reactions along a specific particle path
- **Injection Modeling**
  - Tuned to a variety of Fuel Tech injector solutions
- **Cold Flow Modeling**
  - Highly accurate physical models that replicate gas flows, injection patterns, etc.



Our Operating Platforms







Air Pollution Control (APC)

Reduces NO_X emissions and other pollutants from stationary combustion sources.

FUEL CHEM® / Chemical Technologies

Improves the efficiency, reliability and environmental status of power plants.

Dissolved Gas Infusion (DGI®)

Enhance process applications or mitigate environmental issues within the municipal and industrial water sectors.

Business Growth Drivers

Increasing Demand for Power

Global energy demand rose by 2.2% in 2024, considerably faster than the the average annual demand increase of 1.3% between 2013 and 2023.[1]

Extended Life of Existing Coal Fired Facilities

Utilities have extended the life of nearly a third of coal units with planned retirement dates, driven by rising energy demand and concerns over grid stability. [2]

AI Data Center Construction

Driven by mass adoption of generative AI, enterprise integration, race to construct to drive down cost to compute, and geopolitical priorities.

Regulation

Longer-term potential tailwind, with a focus on state-level and country-specific opportunities; current sales opportunities not contingent on new federal regulation.

Resource Scarcity

Just 2.8% of the total 1.4 billion km^3 of water on the Earth's surface is fresh, with global consumption increasing 1% per year.[3]



FUEL TECH
Technologies for clean air & pure water

(1) https://www.iea.org/news/growth-in-global-energy-demand-surged-in-2024-to-almost-twice-its-recent-average
(2) https://www.nytimes.com/interactive/2025/02/06/climate/coal-plants-retirement.html
(3) https://blog.se.com/industry/2025/04/02/the-impact-of-water-scarcity-on-industrial-operations/

Air Pollution Control (APC) Segment

Capital project / fixed price sale with turn-key capabilities

- Typical customers: fossil fuel-fired utilities and industrial boilers

25% - 90% emissions reduction across APC (NO_X, SO_3, and $PM_{2.5}$) solutions portfolio

- State-of-the-art proprietary technologies that are focused on multi-pollutant control

Pursuing $50 – $75MM long-term project pipeline

- Received $5.6 MM of new awards in Q1 2025; expect to secure an additional $3–4 MM of new projects by the end of Q2 2025

Focused on SCR, SNCR, and ULTRA opportunities

- Increased SNCR inquiries due to new CSAPR regulations



REVENUES
($ in MMs)
$2.3
$1.3
Q1 2024
Q1 2025



GROSS PROFIT / MARGIN
($ in MMs)
$0.9
$0.4
38%
33%
Q1 2024
Q1 2025

Solutions that Deliver Significant Emission Reductions

NO_X



ASCR® ADVANCED SCR

80%+ Reduction in NO_x

SCR SYSTEMS

Up to 90% reduction in NO_x





NOx- OUT® SNCR

25% – 50% reduction in NO_x

$PM_{2.5}$



MOLTEN SULFUR SYSTEM

- Injection of SO_3 and ammonia into flue gas to improve operation of Electrostatic Precipitators (ESPs)
- Reduces fly ash resistivity and improves ESP capture of fine particulate for reduced opacity and emissions
- Technology proven on over 500 ESPs worldwide

FUEL TECH

Technologies for clean air & pure water

I-NO_x®: Integrated NO_x Reduction System



Static Mixer
Ammonia Injection Grid

Can be applied as both a retrofit solution for existing units or new generating units.

Combined technologies, capable of up to 90% NO_X reduction

Fuel Tech has installed systems or sub–systems on 1,300+ units worldwide

High performance with low cap-ex investment

20,000+ MWs of AIG tuning experience

Flexible, Adaptable APC Solutions Reflect the Changing Domestic Fuel Source Landscape

Natural Gas & Renewables Continue to Grow as Coal Declines

Generation of U.S. Electricity by Source (KWh in billions)



2500
2000
1500
1000
500
0
1,802
894
775
675
16
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Coal
Natural Gas
Nuclear
Renewables
Petroleum & Other

Source: https://www.eia.gov/energyexplained/electricity/electricity-in-the-us-generation-capacity-and-sales.php/

Fuel Tech Revenue by Fuel Source



2024
10%
22%
68%
2020
21%
5%
74%
Coal
Natural Gas
Other **

** Other = nuclear, hydro-power, non-hydro renewable

FUEL TECH
Technologies for clean air & pure water

FUEL CHEM® / Chemical Technologies

Boiler Efficiency Improvements that Drive Operational, Financial, & Environmental Benefits

- Reduces slag and a variety of pollutants and greenhouse gases
- Allows customers to burn lower grade coal (fuel flexibility)
- Offers operational, financial and environmental benefits to owners of boilers, furnaces and other combustion units
- Reinvigorated marketing campaign to address coal unit life extensions in the U.S.
- 24/7/365 operational availability; annuity model with 10+ year average customer tenure

REVENUES
($ in MMs)


$2.6
$5.1
Q1 2024
Q1 2025

GROSS PROFIT / MARGIN
($ in MMs)


$1.1
43%
$2.5
50%
Q1 2024
Q1 2025



UNITED STATES

Primarily to support cost reduction efforts of coal-fired utility power plants by allowing the use of lower cost fuel to remain competitive



MEXICO

Focus on units burning high sulfur fuel oil



EUROPE

Focus on biomass and MSW units



SOUTHEAST ASIA

RECOVERY CHEM®
via licensee Amazon Papyrus for pulp & paper; coal–fired plants

FUEL TECH
Technologies for clean air & pure water

Delivering Improved ROI

Availability / Reliability Gains

REDUCE

- Service interruption or degradation
- Derates arising from slag shedding and burner anomalies
- Water lance/water cannon usage
- Forced outages
- Planned outages
- Downtime for outages

Efficiency Gains / Heat Rate Improvements

INCREASE

- MW per unit of fuel input (or constant MW with lower fuel consumption)

REDUCE

- Power requirements for Induced Draft/Forced Draft (ID/FD) fans
- Soot-blowing requirements
- Unburned carbon / LOI in ash
- Furnace exit gas temperature
- Operating O_2
- Furnace CO
- Stack CO_2 emissions

Fuel Flexibility

INCREASE

- Profits, by allowing plants to burn lower quality / cost fuels

REDUCE

- Effects of slagging when burning economical coals, such as Powder River Basin (PRB) and Illinois Basin (ILB)
- Effects of burning higher–sulfur coals (ILB + certain Eastern coalfields), specifically SO_3 formation in power plants utilizing SCR systems

Maintenance Benefits / Labor & Equipment Savings

INCREASE

- Equipment life
- Time between cleaning cycles

REDUCE

- Cold end corrosion in the air pre-heater, stack, and ductwork
- High-temperature tube repairs/replacements
- Clinker formation
- Equipment damage from falling slag / fouling
- Fireside cleaning expenses and water / air treatment costs
- Soot-blower maintenance (manpower & costs)

TIFI® Treatment Benefits

Targeting the Furnace (not the fuel)



Boiler Before TIFI®



Boiler After TIFI®



Coal/Oil | Yard Waste | Demo Waste
Logging & Mill Residue | Wood Chips
Switch Grass | Forest Residue

REDUCTION in DOWNTIME

TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO_3

PUNTA PRIETA / LA PAZ, MEXICO





6 *hours later*

LONG-TERM OPPORTUNITY

CFE
Comisión Federal de Electricidad®

- Pursuing opportunities with partner in Mexico to burn high-sulfur fuel oil produced by Pemex
- At present, this oil is largely being burned without pollution control measures
- Government of Mexico in favor of using indigenous fuel sources to achieve energy independence
- Our partner working closely with CFE to expand our current programs to other sites that burn this product

PEMEX®

Dissolved Gas Infusion

Efficient oxygen delivery for water & wastewater treatment processes across industries

- Effective, flexible, and environmentally-friendly
- Patented infusion vessel and patent-pending injector array to ensure effective dissolved oxygen (DO) delivery
- Potential for reduced energy consumption and installation + operating costs
- Oxygenation technology with the highest oxygen transfer efficiency available on the market
- Reduced treatment time

95+%	oxygen infusion efficiency into treated slipstream reservoir
99+%	oxygen transfer from the slipstream to targeted reservoir



FUEL TECH
Technologies for clean air & pure water

Dissolved Gas Infusion

DGI® can be used to:

- Enhance or increase capacity of underperforming aeration systems
- Deliver industrial and remedial process intensification
- Work as a rapid response option or augment underperforming legacy technologies
- Deliver residual DO at higher concentrations and dosing rates
- Meet demand immediately for wastewater streams during process upsets, changing requirements or short retention scenarios


PRESSURIZE
A slipstream of process water is pressurized to maximize achievable dissolved oxygen
INFUSE
95+% saturation of the slipstream with dissolved oxygen is achieved with Fuel Tech's DGI
INJECT
The oxygen-laden slipstream is returned to the process basin through a patent pending injection array for optimal distribution
In validation testing endorsed by leading industry experts, 99+% of the injected oxygen is transferred to the receiving water and is available for process needs

Multiple System Benefits, Capabilities, & Applications

AQUACULTURE
- Precise control of dissolved oxygen
- Improve animal health and growth rates
- Increased production proven on shrimp farm trial

WATER & WASTEWATER TREATMENT
- Rapid dosing to increase treatment capacity
- Hydrogen sulfide (H_2S) abatement and odor control

AGRICULTURE
- Radically increasing plant yields
- Maximize potential of limited water supplies

FOOD & BEVERAGE PRODUCTION
- Increasing aeration capacity and flexibility
- Ensuring wastewater is safe

RESERVOIRS & LAKES
- Algae bloom remediation or avoidance
- Restoring water quality and biological health

LANDFILL LEACHATE
- Instantly increasing treatment capacity

Aquaculture Applications Validated Through Demonstrations

Commencing Demonstration in early Q2 2025

- Selected by a State government agency for an extended demonstration at a fish hatchery in the Western U.S.
- Demonstration will coincide with the hatchery's next growth cycle; expected to last 9–12 months.
- Will evaluate the benefits of DGI® technology to supply consistent and precise levels of DO in the raising of gamefish in a controlled environment.

Published White Paper Following Successful Pilot Study in Q1 2024

- Following our successful trail with Royal Caridea's land-based shrimp farm in late 2023, we published a white paper detailing the trial and presented the results at the Aquaculture America Conference in February 2024.
- Goal was to determine the effectiveness of our DGI® technology as a solution to provide Royal Caridea concluded that the DGI® system providing oxygen-on-demand allowed higher stocking density and a superior shrimp growth cycle.


Dissolved
Gas Infusion
WHITE PAPER
Dissolved Gas Infusion
DGI® Technology
FEBRUARY 2024
Demonstration of the Fuel Tech, Inc. DGI® Dissolved Gas Infusion Technology for the Royal Caridea, LLC Aquaculture Raceway
FUEL TECH
FTEK.COM

2025 Outlook

BUSINESS SEGMENTS

Air Pollution Control (APC)

- Expect higher revenues in 2025 compared to 2024
- Pursuing separate opportunities with the operators of municipal waste combustion units and entities associated with the development of data centers

FUEL CHEM® / Chemical Technologies

- Expect higher revenues in 2025 compared to 2024
- Strong start to 2025, primarily driven by return to full operation of base accounts and incremental contribution from the new commercial account added in Q4 2024 ($1.5–$2.0MM annual revenue potential)
- Increasing demand for power driving renewed interest in chemical technology solutions

Dissolved Gas Infusion (DGI®)

- Commencing an extended demonstration at a fish hatchery in the Western U.S in early Q2 2025
- Expect additional potential revenue generating demonstrations and opportunities throughout 2025

FINANCIAL

- Total revenues will exceed $30 MM, with both APC and FUEL CHEM exceeding their performance in 2024.
- Upside potential:
  - DGI commercialization
  - Regulatory drivers / data center opportunities at APC
  - New demonstrations at Chemical Technologies
- SG&A expenses to increase modestly from 2024
- Expect that $6.9 MM of the current consolidated backlog will be recognized in the next 12 months

Financial Overview

Statement of Operations Summary ($ in thousands, except EPS)	Q1 2025	Q1 2024
Total Revenues	$6,382	$4,957
Cost of Sales	$3,423	$2,928
Selling, general and administrative expenses	$3,341	$3,345
Operating loss	($952)	($1,692)
Net income (loss)	($739)	$281
Net income (loss) per share from continuing ops	($0.02)	$0.01

Balance Sheet Summary ($ in thousands)	March 31, 2025	December 31, 2024
Total Cash & Equivalents and Investments	$31,170	$29,569
Current Assets	$29,146	$29,619
Total Assets	$46,709	$48,797
Total Liabilities	$5,271	$6,842
Stockholders' Equity	$41,438	$41,955

Thank You!

Vince Arnone
Chairman, President and CEO
(630) 845-4500
varnone@ftek.com

Devin Sullivan
Managing Director
dsullivan@equityny.com

Conor Rodriguez
Associate
crodriguez@equityny.com